UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2018

Aceto Corporation

(Exact Name of Registrant as Specified in its Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-04217	11-1720520
(Commission File Number)	(IRS Employer Identification Number)

4 Tri Harbor Court, Port Washington, New York, 11050

(Address of Principal Executive Offices) (Zip Code)

(516) 627-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 1, 2018, Aceto Corporation, a New York corporation (the “Registrant”), issued the attached press release that included financial information for its second quarter ended December 31, 2017. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information in this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release issued by Aceto Corporation dated February 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION
(Registrant)

Dated: February 2, 2018	By:	/s/ William C. Kennally, III
William C. Kennally, III
President and CEO

EXHIBIT INDEX

Exhibit No.	Exhibits.
99.1	Press Release issued by Aceto Corporation dated February 1, 2018